Exhibit 10.1

     SECOND AMENDMENT TO CREDIT AGREEMENT

     SECOND AMENDMENT (this “Second Amendment”), dated as of October 18, 2002, to the Amended and Restated Credit Agreement, dated as of August 22, 2001 (as heretofore amended, the “Credit Agreement”), among PG&E NATIONAL ENERGY GROUP, INC. (the “Borrower”), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Issuing Bank (in such capacity, the “Issuing Bank”), the several lenders from time to time parties thereto (the “Lenders”), the Documentation Agents thereunder, the Syndication Agents thereunder, and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

     WHEREAS, the Borrower, the Issuing Bank, the Lenders and the Administrative Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Administrative Agent, the Issuing Bank and the Lenders amend the Credit Agreement as set forth herein;

     WHEREAS, the Administrative Agent, the Issuing Bank and the Lenders are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein; and

     WHEREAS, except as expressly provided herein, the amendments to the Credit Agreement set forth herein are not intended to affect any Lender’s obligation under Section 2.4(a) of the Credit Agreement or the Borrower’s obligation under Section 2.5 and the other applicable provisions of the Credit Agreement with respect to Letters of Credit outstanding on the effective date of this Second Amendment.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Issuing Bank, the Lenders and the Administrative Agent hereby agree as follows:

     1.     Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

     2.     Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by inserting the following defined term in the appropriate alphabetical order:

“’Second Amendment Effective Date’ means the effective date of the Second Amendment, dated as of October 18, 2002, to this Agreement.”;

(b) by deleting the words “March, June, September and December” appearing in the second line of the definition of “Interest Payment Date” and inserting in lieu thereof the words “calendar month”; and

(c) by deleting the definition of “Tranche B Termination Date” in its entirety and substituting the following in lieu thereof:

“’Tranche B Termination Date’ means November 14, 2002.”

     3.     Amendment to Section 2.2 (Procedure for Issuance of Letters of Credit). Section 2.2 of the Credit Agreement is hereby amended by inserting the following clause at the end thereof:

“(c) From and after the Second Amendment Effective Date, Section 2.2(b) of the Credit Agreement shall be of no further force and effect and, notwithstanding the provisions of Section 2.2(a) above, unless each Lender otherwise agrees, from and after the Second Amendment Effective Date: (A) no new Tranche A Letter of Credit shall be issued except in renewal of, and in favor of the same beneficiary under, a Letter of Credit scheduled to expire on or after the Second Amendment Effective Date and (B) the Borrower shall not be entitled to make any Application for Issuance of a Tranche B Letter of Credit.”

     4.     Amendment to Section 2.4 (L/C Participations). Section 2.4(b) of the Credit Agreement is hereby amended by replacing the words “three Business Days” with the words “two Business Days” wherever such words appear therein.

     5.     Amendment to Section 2.5 (Reimbursement Obligation of the Borrower). Section 2.5 of the Credit Agreement is hereby amended as follows:

(a) by deleting the word “second” the first time such word appears therein; and

(b) by replacing the word “second” with the words “close of business on the” the second time such word appears therein.

     6.     Amendment to Section 3.2 (Procedure for Loan Borrowing). The second paragraph of Section 3.2 of the Credit Agreement is hereby amended by deleting the “.” at the end thereof and inserting in lieu thereof the following:

“except for Notices of Borrowing related to Tranche A Loans that are borrowed solely for the repayment of the Borrower’s Reimbursement Obligations in respect of drawings under Tranche A Letters of Credit (which Tranche A Loans made for such purpose shall be made without the satisfaction of the conditions set forth in Section 5.2 of the Credit Agreement).”

     7.     Amendment to Section 4.4 (Financial Statements). Section 4.4 of the Credit Agreement is hereby amended by deleting Section 4.4(c) in its entirety and substituting the following in lieu thereof:

     "(c) Since December 31, 2000, there has been no development or condition that has had, or could reasonably be expected to result in, a Material Adverse Effect except to the extent such development or condition was described in a report filed by the Borrower with the SEC prior to the Second Amendment Effective Date.”

     8.     Amendments to Article VI (Covenants). Article VI of the Credit Agreement is hereby amended as follows:

(a) by deleting the “.” at the end of clause (i) of Section 6.4 of the Credit Agreement and replacing it with “;” and inserting the following new clauses (j) and (k) at the end of such Section:

“(j) in addition to the requirements set forth in clause (i) above, on the third Business Day of each week after the Second Amendment Effective Date, a forecast of the Borrower’s and its Subsidiaries’ cash receipts and disbursements for the ensuing 13-week period beginning with the subsequent calendar week, together with a comparison of actual results to prior forecasts, in form reasonably satisfactory to the Administrative Agent; and

(k) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary as the Administrative Agent or the advisers retained by counsel to the Administrative Agent may reasonably request (including, without limitation, such information as may have been reasonably requested by such advisers prior to the Second Amendment Effective Date).”

(b) by deleting the “.” at the end of Section 6.18(a) of the Credit Agreement and inserting in lieu thereof the following:

“provided that from and after the Second Amendment Effective Date, the Borrower shall not make or agree to make, directly or indirectly, any payment described in clauses (b), (c) or (d) above.”

(c) by inserting the following new paragraph at the end of Section 6.18 of the Credit Agreement:

“(c) From and after the Second Amendment Effective Date, the Borrower shall not make, directly or indirectly, any payment outside the ordinary course of business.”

     9.     Amendment to Section 9.6 (Successors and Assigns; Participations and Assignments). Section 9.6(c) of the Credit Agreement is hereby amended by deleting the words “the Borrower,” appearing in the third line thereof.

     10.     Reduction of Total Commitments. The Tranche A and Tranche B Commitments are hereby reduced to the amounts that are equal to the aggregate Tranche A Extensions of Credit and aggregate Tranche B Extensions of Credit as of the date hereof, respectively.

     11.     Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, as amended hereby. The Borrower represents and warrants that, after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

     12.     Effectiveness. This Second Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent receives counterparts of this Second Amendment duly executed by the Borrower and the Required Lenders and the Borrower pays all of the out-of-pocket costs and expenses of the Administrative Agent and its counsel (including, without limitation, the costs and expenses of FTI Consulting and PA Consulting Group, the advisers heretofore retained by such counsel) as to which it shall have received invoices; provided that the provisions of paragraph 2(c) hereof shall only become effective on the date on which (i) the Administrative Agent receives counterparts of this Second Amendment duly executed by the Borrower and each Lender and (ii) the Administrative Agent has received from the Borrower, for the account of each Lender that has executed and delivered this Second Amendment to the Administrative Agent, an amendment fee equal to 1% of such Lender’s outstanding Tranche B Loans.

     13.     Deferred Fee. In addition to the amendment fee that is referred to in paragraph 12 of this Second Amendment, and subject to the occurrence of the Effective Date, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that has executed and delivered this Second Amendment to the Administrative Agent, a fee (the “Deferred Fee”) equal to 1-1/2% of such Lender’s outstanding Tranche B Loans upon the Effective Date, which Deferred Fee shall be (i) earned upon the occurrence of the Effective Date, (ii) payable upon the repayment in full of all of the Borrower’s Obligations in respect of all outstanding Tranche B Loans, and (iii) subordinated to the prior payment in full of (x) all of the Borrower’s Obligations (other than the Deferred Fee) under and in connection with the Credit Agreement and (y) all Other Senior Indebtedness (as hereinafter defined) of the Borrower the payment of which is due at the time of the maturity, whether by acceleration or otherwise, of all of the Loans under the Credit Agreement (whether as the result of the stated terms of such Other Senior Indebtedness or the acceleration of the maturity of such Other Senior Indebtedness or the commencement of a proceeding described in Sections 7.1(f) or (g) of the Credit Agreement). As used herein the term “Other Senior Indebtedness” shall mean all Indebtedness of the Borrower (in addition to Indebtedness under the Credit Agreement) that is permitted pursuant to Section 6.12 of the Credit Agreement other than (i) Permitted Subordinated Indebtedness and (ii) Indebtedness of the Borrower owing to any of the Borrower’s Affiliates, as each such term is defined in the Credit Agreement. On November 14, 2002, and notwithstanding anything to the contrary set forth in this paragraph or in the Credit Agreement, Tranche B Lenders whose Tranche B Aggregate Exposure Percentages are 66-2/3% or more may agree in writing to reduce the aggregate amount of, or eliminate entirely the Borrower’s obligation to pay, the Deferred Fee.

     14.     Continuing Effect of the Credit Agreement. This Second Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein, shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent and shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under any of the Loan Documents, nor modify, constitute a waiver of or in any way affect any provision of any of the Loan Documents, except as expressly provided herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     15.     Counterparts. This Second Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

     16.     GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereby have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PG&E NATIONAL ENERGY GROUP, INC

By:
Name:
Title:

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent

By:
Name:
Title:

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Issuing Bank

By:
Name:
Title:

JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as a Lender

By:
Name:
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:
Name:
Title:

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC

By:
Name:
Title:

BARCLAYS BANK PLC

By:
Name:
Title:

WESTDEUTSCHE LANDESBANK GIROZENTALE, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

ABN AMRO BANK N.V

By:
Name:
Title:

By:
Name:
Title:

CITIBANK, N.A

By:
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH

By:
Name:
Title:

DZ BANK AG DEUTSCHE ZENTRAL GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, CAYMAN ISLAND BRANCH (formerly known as DG Bank Deutsche Genossenschaftsbank AG)

By:
Name:
Title:

By:
Name:
Title:

SOCIETE GENERALE

By:
Name:
Title:

BANK OF MONTREAL

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

UBS AG, STAMFORD BRANCH

By:
Name:
Title:

By:
Name:
Title:

FORTIS CAPITAL CORP

By:
Name:
Title:

TORONTO DOMINION (TEXAS), INC

By:
Name:
Title:

FLEET NATIONAL BANK

By:
Name:
Title: